Putnam Growth Opportunities Fund
The fund's portfolio
10/31/21 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value
Aerospace and defense (0.5%)
TransDigm Group, Inc.(NON)	78,660	$49,069,681

		49,069,681
Automobiles (3.2%)
Tesla, Inc.(NON)	291,900	325,176,600

		325,176,600
Biotechnology (1.1%)
Regeneron Pharmaceuticals, Inc.(NON)	171,400	109,685,716

		109,685,716
Building products (1.4%)
Johnson Controls International PLC	1,991,800	146,138,366

		146,138,366
Capital markets (0.2%)
London Stock Exchange Group PLC (United Kingdom)	246,361	23,949,722

		23,949,722
Chemicals (1.1%)
Sherwin-Williams Co. (The)	350,405	110,941,727

		110,941,727
Entertainment (2.7%)
Live Nation Entertainment, Inc.(NON)(S)	954,159	96,513,183
Netflix, Inc.(NON)	63,500	43,834,685
Universal Music Group NV (Netherlands)	2,084,311	60,513,669
Walt Disney Co. (The)(NON)	449,400	75,980,058

		276,841,595
Equity real estate investment trusts (REITs) (1.2%)
American Tower Corp.	431,700	121,726,449

		121,726,449
Health-care equipment and supplies (3.7%)
Danaher Corp.	529,644	165,127,110
DexCom, Inc.(NON)	169,136	105,407,247
IDEXX Laboratories, Inc.(NON)	148,090	98,648,673

		369,183,030
Health-care providers and services (3.0%)
HCA Healthcare, Inc.	589,000	147,520,940
UnitedHealth Group, Inc.	340,300	156,697,941

		304,218,881
Hotels, restaurants, and leisure (2.9%)
Airbnb, Inc. Class A(NON)	674,922	115,182,189
Chipotle Mexican Grill, Inc.(NON)	49,300	87,706,179
DraftKings, Inc. Class A(NON)(S)	1,987,439	92,594,783

		295,483,151
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	292	—

		—
Insurance (0.3%)
AIA Group, Ltd. (Hong Kong)	2,452,650	27,716,999

		27,716,999
Interactive media and services (8.7%)
Alphabet, Inc. Class C(NON)	200,700	595,157,787
Facebook, Inc. Class A(NON)	874,903	283,092,364

		878,250,151
Internet and direct marketing retail (6.8%)
Amazon.com, Inc.(NON)	205,477	692,956,799

		692,956,799
IT Services (9.4%)
Accenture PLC Class A	181,000	64,940,990
Mastercard, Inc. Class A	691,400	231,978,528
PayPal Holdings, Inc.(NON)	1,201,484	279,453,164
Square, Inc. Class A(NON)(S)	255,600	65,050,200
Twilio, Inc. Class A(NON)	198,000	57,689,280
Visa, Inc. Class A	1,189,800	251,963,946

		951,076,108
Life sciences tools and services (2.3%)
IQVIA Holdings, Inc.(NON)	509,000	133,062,780
Lonza Group AG (Switzerland)	117,739	96,700,048

		229,762,828
Machinery (1.2%)
Deere & Co.	359,700	123,128,907

		123,128,907
Media (0.8%)
Charter Communications, Inc. Class A(NON)(S)	117,016	78,972,928

		78,972,928
Personal products (1.2%)
Estee Lauder Cos., Inc. (The) Class A	363,500	117,893,955

		117,893,955
Pharmaceuticals (1.4%)
Eli Lilly and Co.	545,400	138,946,104

		138,946,104
Professional services (1.2%)
CoStar Group, Inc.(NON)	1,447,840	124,586,632

		124,586,632
Road and rail (3.1%)
Uber Technologies, Inc.(NON)	3,275,400	143,528,028
Union Pacific Corp.	689,125	166,354,775

		309,882,803
Semiconductors and semiconductor equipment (5.9%)
Advanced Micro Devices, Inc.(NON)	990,800	119,123,884
Marvell Technology, Inc.	1,480,000	101,380,000
NVIDIA Corp.	1,468,500	375,451,395

		595,955,279
Software (21.4%)
Adobe, Inc.(NON)	454,336	295,481,961
Cadence Design Systems, Inc.(NON)	934,800	161,823,228
DocuSign, Inc.(NON)	331,771	92,328,552
Dynatrace, Inc.(NON)	1,042,900	78,217,500
Intuit, Inc.	315,500	197,499,845
Microsoft Corp.	3,294,900	1,092,654,738
Salesforce.com, Inc.(NON)	334,300	100,186,367
ServiceNow, Inc.(NON)	215,100	150,088,176

		2,168,280,367
Specialty retail (3.4%)
Home Depot, Inc. (The)	303,411	112,790,005
O'Reilly Automotive, Inc.(NON)	156,000	97,081,920
TJX Cos., Inc. (The)	2,082,400	136,376,376

		346,248,301
Technology hardware, storage, and peripherals (7.7%)
Apple, Inc.	5,208,604	780,248,879

		780,248,879
Textiles, apparel, and luxury goods (3.1%)
lululemon athletica, Inc. (Canada)(NON)	277,200	129,177,972
Nike, Inc. Class B	1,108,128	185,378,731

		314,556,703

Total common stocks (cost $4,737,459,752)		$10,010,878,661

WARRANTS (—%)(a)
	Expiration date	Strike Price	Warrants	Value
Palisade Bio, Inc. Ser. K, (acquired 1/3/14 and 4/20/17, cost $—)(NON)(RES)	1/9/22	$946.40	6,349	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (2.6%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.08%(AFF)	160,473,114	$160,473,114
Putnam Short Term Investment Fund Class P 0.09%(AFF)	107,623,830	107,623,830

Total short-term investments (cost $268,096,944)		$268,096,944
TOTAL INVESTMENTS

Total investments (cost $5,005,556,696)		$10,278,975,605

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2021 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,122,700,598.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was less than $1 and less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$206,723,000	$264,722,420	$310,972,306	$42,099	$160,473,114
	Putnam Short Term Investment Fund**	83,480,559	545,854,611	521,711,340	28,139	107,623,830

	Total Short-term investments	$290,203,559	$810,577,031	$832,683,646	$70,238	$268,096,944
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $160,473,114 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $153,857,524.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,234,064,674	$—	$—
Consumer discretionary	1,974,421,554	—	—
Consumer staples	117,893,955	—	—
Financials	—	51,666,721	—
Health care	1,055,096,511	96,700,048	—
Industrials	752,806,389	—	—
Information technology	4,495,560,633	—	—
Materials	110,941,727	—	—
Real estate	121,726,449	—	—

Total common stocks	9,862,511,892	148,366,769	—
Warrants	—	—	—
Short-term investments	—	268,096,944	—

Totals by level	$9,862,511,892	$416,463,713	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	6,349
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com